                                                                    Exhibit 10.6

                      THE 1985 STOCK OPTION AND AWARD PLAN

                                       OF

                            TRANSAMERICA CORPORATION

                           (Working Copy Incorporating

                               Amendment Nos. 1-8)

                      THE 1985 STOCK OPTION AND AWARD PLAN

                                       OF

                            TRANSAMERICA CORPORATION

                  TRANSAMERICA CORPORATION, a corporation organized under the laws of the State of Delaware, hereby adopts this The 1985 Stock Option and Award Plan of Transamerica Corporation. The Plan permits the grant of stock options, restricted stock and stock unit awards. The committee of the Board of Directors which administers the Plan may select and grant to key employees of the Company and its Affiliates, the type of option or award which the Company determines to be most effective in advancing the interests of the Company through the motivation and retention of those key employees upon whose judgment, initiative and continued efforts the Company is largely dependent for the successful conduct of its business. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Plan's initial adoption by the Board, and the Plan will become effective upon such approval.

                                1 -- DEFINITIONS

(a)      GENERAL

                  Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

(b)      COMPANY

                  "Company" shall mean Transamerica Corporation, a Delaware corporation.

(c)      AFFILIATE

                  "Affiliate" shall mean (a) any corporation in which the Corporation owns, directly or indirectly, twenty-five percent or more of the voting stock, or any partnership, limited liability company or other entity in which the Corporation's ownership interest represents, directly or indirectly, twenty-five percent or more of the total ownership interests in such partnership, limited liability company, or entity; or (b) any corporation or any other entity (including, but not limited to, partnerships, joint ventures and limited liability companies) that the Committee, in its sole discretion, determines to be controlling, controlled by, or under common control with the Corporation.

(d)      BOARD

                  "Board" shall mean the Board of Directors of the Company.

(e)      COMMITTEE

                  "Committee" shall mean the committee appointed by the Board (pursuant to Section 2(a) of the Plan) to administer the Plan.

(f)      DIRECTOR

                  "Director" shall mean a member of the Board.

(g)      EMPLOYEE

                  "Employee" shall mean any employee of the Company, or of any corporation which is then an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

(h)      OPTION

                  "Option" shall mean an option to purchase Common Stock of the Company granted under the provisions of Section 4 of the Plan, and where applicable, shall include an Incentive Stock Option.

(i)      OPTIONEE

                  "Optionee" shall mean an Employee or Nonemployee Director to whom an Option is granted.

(j)      AWARD

                  "Award" shall mean an award of restricted stock or restricted units granted under the provisions of Section 5 of the Plan.

(k)      RESTRICTED STOCK AWARD

                  "Restricted Stock Award" shall mean an Award of restricted Common Stock of the Company.

(l)      RESTRICTED UNIT AWARD

                  "Restricted Unit Award" shall mean an Award of restricted units.

(m)      GRANTEE

                  "Grantee" shall mean an Employee to whom an Award is granted.

(n)      FAIR MARKET VALUE

                  "Fair Market Value" shall mean the last quoted per share selling price of the Company's Common Stock on the relevant date, as quoted in the New York Stock Exchange Composite Transactions Index published in The Wall Street Journal, or if there were no sales on such date, the last quoted selling price on the nearest day after the relevant date, as determined by the Committee.

 (o)     CHANGE OF CONTROL

                  "Change of Control" shall mean the occurrence of any of the following:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 20% or more of either (1) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (a) the following acquisitions shall not constitute, or be deemed to cause, a Change of Control: (i) any increase in such percentage ownership of a Person to 20% or more resulting solely from any acquisition of shares directly from the Company or any acquisition of shares by the Company, provided, however, that any subsequent acquisitions of shares by such Person that would add, in the aggregate, 2% or more (measured as of the date of each such subsequent acquisition) to such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities shall be deemed to constitute a Change of Control, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of paragraph
         (c) below; or

                  (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a Person other than the Board; or

                  (c) consummation of a reorganization,  merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then Outstanding Company Common Stock and Outstanding Company Voting Securities, immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
         (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                   (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change of Control shall not be deemed to have occurred with respect to any Option or Award held by any Optionee or Grantee who incurs a Termination of Employment prior to the event or events which otherwise would have created the occurrence of a Change of Control.

(p)      RETIREMENT

                  "Retirement" shall mean a Termination of Employment by reason of the Employee's retirement at or after his or her earliest permissible retirement date pursuant to and in accordance with his or her employer's regular retirement plan or practice. With respect to a Nonemployee Director, the term "Retirement" shall mean a termination of service on the Board by reason of the Nonemployee Director's retirement at or after his or her earliest permissible retirement date under the Company's Retirement Plan for Outside Directors.

(q)      TERMINATION OF EMPLOYMENT

                  "Termination of Employment" shall mean a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Total Disability or Retirement or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

(r)      CODE

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(s)      TOTAL DISABILITY

                  "Total Disability" shall mean permanent and total disability as determined in accordance with Section 22(e)(3), or successor provisions, of the Code.

(t)      SECRETARY

                  "Secretary" shall mean the Corporate Secretary or an Assistant Secretary of the Company.

(u)      PLAN

                  "Plan" shall mean The 1985 Stock Option and Award Plan of Transamerica Corporation.

(v)      INCENTIVE STOCK OPTION

                  "Incentive Stock Option" shall mean an Option designated as such by the Committee which meets the requirements of Section 422 of the Code.

(w)      SUBSIDIARY

                  "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(x)      NONEMPLOYEE DIRECTOR

                  "Nonemployee Director" shall mean a Director who is not an officer or employee of the Company or any Affiliate.

(y)      RULE 16b-3

                  "Rule 16b-3" means Rule 16b-3 promulgated under the Securities
Exchange  Act  of  1934,  as  amended,   and  any  future  regulation  amending,
supplementing or superseding such regulation.

                               2 -- ADMINISTRATION

(a)      APPOINTMENT OF COMMITTEE

                  The Committee shall consist of at least three Directors, appointed by and holding office at the pleasure of the Board. No Options or Awards may be granted to any member of the Committee during the term of his or her membership on the Committee. A Director shall be eligible to serve on the Committee only if he or she is a "disinterested person" under Rule 16b-3. The duties and responsibilities of the Committee may be assigned by the Board to another standing committee of the Board; provided, however, that all of the members of such standing committee must satisfy all of the eligibility requirements set forth above for membership on the Committee.

(b)      DUTY AND POWER OF COMMITTEE

                  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to determine which Employees are key Employees and to interpret the Plan, the Options and the Awards, and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

(c)      MATTERS RELATING TO TERMINATION OF EMPLOYMENT

                  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from Retirement or Total Disability, and all questions of whether particular leaves of absence constitute Terminations of Employment.

(d)      TRANSFER RESTRICTIONS

                  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the stock issued upon the exercise of an Option or issued as an Award as it deems appropriate and any such restriction shall be set forth in the respective Option or Award agreement and may be referred to on the Certificates evidencing such shares.

(e)      COMMITTEE ACTIONS

                  The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

(f)      COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

                  Members of the Committee may receive  reasonable  compensation for their services as members, and all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, the Options, or the Awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                           3 -- SHARES SUBJECT TO PLAN

(a)      LIMITATIONS

                  The shares of stock issuable pursuant to Options, Restricted Stock Awards, or restricted Unit Awards shall be shares of the Company's Common Stock, $1.00 par value. The total number of such shares which may be subjected to Options and Awards granted under the Plan shall not exceed 14,000,000 in the aggregate.

(b) EFFECT OF UNEXERCISED OR CANCELLED OPTIONS, UNVESTED RESTRICTED STOCK OR UNIT AWARDS

                  If an Option or Award expires or is cancelled for any reason without having been fully exercised or vested, the number of shares or units subject to such Option or Award which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to either an Option or an Award granted hereunder (to the same Optionee or Grantee or to a different Optionee or Grantee).

(c)      CHANGES IN COMPANY'S SHARES

                  In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the numerical limitation of Section 4(a)(2)(i) and in the aggregate number and kinds of shares and units which may be issued on exercise of Options or be issued or granted as Awards.

                               4 -- STOCK OPTIONS

(a)      GRANTING OF OPTIONS

         (1)      ELIGIBILITY

                            (A) Any key Employee of the Company or of any corporation which is then an Affiliate shall be eligible to be granted Options.

         (2)      GRANTING OF OPTIONS

                  (A) The Committee shall from time to time, in its absolute discretion:

                              (i) Select from among the eligible  key  Employees
                  the Employees to whom Options should be granted and determine the number of shares of Common Stock to be subject to such Options, provided that during any fiscal year of the Company, no key Employee shall be granted Options which cover more than 500,000 shares.

                              (ii) Determine the terms and conditions of such Options, consistent with the Plan.

                             (iii) Determine whether such Options are to be Incentive Stock Options or not, provided any Incentive Stock Option must meet the applicable requirements of Section 422 of the Code.

                  (B) Upon the selection of a key Employee to be granted an Option, the Committee shall authorize the Company to grant such Option and may impose such conditions on the grant of such option, as it deems appropriate.

(b)      TERMS OF OPTIONS

         (1)      OPTION AGREEMENT

                  Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company and which shall contain the terms and conditions determined by the Committee.

                  Notwithstanding anything to the contrary in this Plan, stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Committee to qualify them as Incentive Stock Options under Section 422 of the Code.

         (2)      OPTION PRICE

                  The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price shall not be less than 100% of the Fair Market Value for such shares on the date the option is granted as determined by the Committee.

         (3)      DATE OF GRANT

                  The date on which an Option shall be granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

         (4)      COMMENCEMENT OF EXERCISABILITY

                  (A) No Option may be exercised in whole or in part during the first year after such Option is granted.

                  (B) Subject to the provisions of Section 4(b)(4)(A) and (C), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that after an Option is granted, the Committee may, on such terms and conditions as it may determine to be appropriate and notwithstanding the provisions of
         Section 4(b)(4)(A) and (C), accelerate the time at which such Option or any portion thereof may be exercised.

                  (C) No portion of an Option which is unexercisable (except an Incentive Stock Option which is unexercisable solely by virtue of the sequential exercise restriction contained in Section 4(b)(10)(C)) at the time of the Optionee's Termination of Employment shall thereafter become exercisable; provided, however, that this does not limit the discretion of the Committee to provide in the terms of an Option that there will be an acceleration of exercisability upon the occurrence of certain types of Terminations of Employment.

         (5)      REPLACEMENT OPTIONS

                  The Committee, in its absolute discretion, may grant to holders of outstanding Options, in exchange for the surrender and cancellation of such Options, new Options having option prices lower (or higher) than the option price provided in the Options so surrendered and cancelled and containing such other terms and conditions as the Committee may deem appropriate.

         (6)      EXPIRATION OF OPTIONS

         (A) Each Option shall terminate upon the first to occur of the events listed in subparagraph (B) of this section 4(b)(6). Notwithstanding any contrary provision of the Plan, no Incentive Stock Option may be exercised after the expiration of 10 years from the date such Incentive Stock Option was granted.

         (B) (i) The date for termination of the Option set forth in the written stock option agreement, subject to the provisions of clause (vi), below; or

                  (ii) The expiration of ten years from the date the Option was granted, subject to the provisions of clause (vi), below; or

                  (iii) Except as provided in clause (vii) below, the expiration of three months from the date of the Optionee's Termination of Employment unless such Termination of Employment results from the Optionee's death, Total Disability or Retirement, subject to the provisions of clause (vi) below; or

                  (iv) The expiration of three years from the date of the Optionee's Termination of Employment by reason of Total Disability; provided that no Incentive Stock Option may be exercised after the expiration of one year from the Optionee's Termination of Employment by reason of Total Disability, subject in each case to the provisions of clause (vi) below; or

                  (v) The expiration of three years from the date of the Optionee's Retirement; provided that no Incentive Stock Option may be exercised after the expiration of three months from the date of the Optionee's Retirement, subject in each case to the provisions of clause (vi) below; or

                  (vi) The expiration of one year from the date of the Optionee's death, if such death occurs while the Optionee is in the employ of the Company or an Affiliate or within the three-month, one-year or three-year period referred to in
                  (iii), (iv) or (v) above, or within the one-year period referred to in (vii) below, whichever is applicable; or

                  (vii) The expiration of one year from the date of the Optionee's Termination of Employment if the Optionee's Termination of Employment occurs within one year after a Change of Control unless such Termination of Employment results from the Optionee's death, Total Disability or Retirement.

     (C) Subject to the provisions of subparagraphs (A) and (B) of this Section 4(b)(6), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable.

         (7)      CONSIDERATION
                  In consideration of the granting of the Option, the Optionee shall agree, in the written stock option agreement, to remain in the employ of the Company or an Affiliate for a period of at least one year after the Option is granted.

          (8)     ADJUSTMENTS IN OUTSTANDING OPTIONS

                  In the event that the outstanding shares of the stock subject to Options are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share and provided that any such adjustment in respect to an Incentive Stock Option shall be made in such manner as not to constitute a "modification" as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

         (9)      EFFECT OF A CHANGE OF CONTROL

                  Notwithstanding the provisions of Section 4(b)(4), but subject to the provisions of Section 1(o) (regarding Optionees who have incurred a Termination of Employment), immediately upon the occurrence of a Change of Control, the right to exercise each Option then outstanding shall accrue as to 100% of the shares then subject to such Option.

         (10)     CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS

                  Notwithstanding anything to the contrary in this Plan, each Incentive Stock Option must meet the following requirements:

                  (A) The Optionee at the time the Option is granted is an Employee of the Company or a Subsidiary of the Company.

                  (B) The Optionee (together with persons whose stock ownership is attributed to the Optionee pursuant to Section 424(d) of the Code) at the time the Option is granted does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

                  (C) The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exerciseable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

                  (D) The Option may not be exercised after the expiration of three months after the Optionee ceases to be employed by the Company or a Subsidiary.

(c)      EXERCISE OF OPTIONS

         (1)      PERSONS ELIGIBLE TO EXERCISE

                  During the lifetime of the Optionee, only he or she may exercise an Option granted to him or her or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee's designated beneficiary (if beneficiary designations are permitted by the Committee), the person empowered to do so under the Optionee's will, or the appropriate person under applicable law. The Company may require appropriate proof from any such other person of his or her right or power to exercise the Option or any portion thereof.

         (2)      FRACTIONAL SHARES; PARTIAL EXERCISE

                  The Company shall not be required to issue fractional shares on exercise of an Option and the Committee may, by the terms of the Option, require any partial exercise thereof to be with respect to a specified minimum number of shares.

         (3)      MANNER OF EXERCISE

                  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                  (A) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

                  (B) Full cash payment for the shares with respect to which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exercise; provided, at the discretion of the Committee, payment may be made in whole or in part in shares of stock of the Company which stock will be valued at its then Fair Market Value as determined by the Committee or in whole or in part pursuant to such other arrangement, including any deferred payment arrangement, as the Committee, in its absolute discretion, determines.

                  (C) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

         (4) RIGHT TO ELECT TO PAY PROFIT OR TO CREDIT PROFIT IN LIEU OF DELIVERING OPTION SHARES

                  The Committee, in its absolute discretion, may elect (in lieu of delivering all or a portion of the shares of Common Stock as to which an Option has been exercised) if the fair market value of the Common Stock exceeds the exercise price of the option (i) to pay the Optionee in cash or in shares of the Company's Common Stock, or a combination of cash and Common Stock, an amount equal to the excess of the Fair Market Value of the Company's Common Stock on the exercise date over the Option Price or, in the case of an option which is not an Incentive Stock Option, (ii) to defer payment and to credit the amount of such excess on the Company's books for the account of the Optionee and either
(a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount in such account to a trust, which may be revocable by the Company, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust. The Committee's election pursuant to this Section 4(c)(4) shall be made by giving written notice to the Optionee (or other person exercising the Option). Shares of the Company's Common Stock paid pursuant to this subparagraph will be valued at the Fair Market Value on the exercise date. For purposes of the limitations in Section 3(a), the number of shares which are paid or credited pursuant to this Section 4(c)(4) shall not be counted, but the full number of shares as to which the Option was exercised shall be counted even though the Committee has made an election under this Section 4(c)(4) in respect to some or all of the shares.

         (5)      CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

                  The shares of stock deliverable upon exercise of an Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (A) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (B) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                  (C) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                  (D) The provision for any income tax withholding which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                  (E) The lapse of such reasonable period of time following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

         (6)      RIGHTS OF STOCKHOLDERS

                  An Optionee shall not be, nor have any of the rights or provisions of, a stockholder of the Company in respect to any shares which may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

                                   5 -- AWARDS

(a)      ELIGIBILITY

                  Any key Employee of the Company or of any corporation which is then an Affiliate shall be eligible to be granted Awards.

(b)      AWARD PROCEDURE

                  The Committee shall from time to time in its absolute discretion:

         (1) Select from among the eligible key Employees the Employees to whom Awards shall be granted, determine whether such Awards are to be Restricted Stock Awards or Restricted Unit Awards (or both) and determine the number of shares or units to be covered by such Awards; and

         (2) Determine the terms and conditions of such Awards, consistent with the Plan.

(c)      AWARD AGREEMENTS

                  Each Award shall be evidenced by a written agreement, executed by the Grantee and the Company, which shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such agreements reflecting Restricted Stock Awards may impose an escrow condition and/or require that an appropriate legend be placed on share certificates.

(d)      RESTRICTED STOCK AWARDS

         (1)      SHARES SUBJECT TO AWARD

                  The shares of stock awards as a Restricted Stock Award may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such awarded shares shall be issued in the name of the Grantee and delivered to him or her (or the escrow holder, if any) as soon as reasonably practicable after the Award is made (and after the Grantee has executed the Award agreement and any other documents which the Committee, in its absolute discretion, may require) without the payment of any cash consideration by such Grantee. Unless and until the shares so awarded to the Grantee shall have vested in the manner set forth in Section 5(f) below, such shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. Except as determined by the Committee pursuant to Section 5(f) hereof, upon the Termination of Employment of the Grantee, all of such shares which are not then vested shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate.

         (2)      RIGHTS AS STOCKHOLDER

                  (A) Except as  provided in  subparagraphs  (B) and (C) of this section 5(d)(2), upon delivery of the shares of stock awarded to the Grantee (or the escrow holder, if any) as a Restricted Stock Award, the Grantee shall have all the rights of a stockholder with respect to such shares, including the right to vote the shares and receive all dividends, or other distributions paid or made with respect to the shares.

                  (B) In the event that as a result of a stock dividend, stock split, reclassification, recapitalization, combination of shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change a Grantee shall in his or her capacity as owner of unvested shares of Restricted Stock which have been awarded to him or her (the "Prior Shares") be entitled to new or additional or different shares of stock or securities (other than rights or warrants to purchase securities); such new or additional or different shares or securities shall thereupon be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan..

                  (C) If a Grantee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Grantee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan..

                  (D) The Committee in its absolute discretion at any time may accelerate the vesting of all or any portion of the new or additional shares of stock or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants received or entitled to be received by a Grantee in respect of Prior Shares.

(e)      RESTRICTED UNIT AWARDS

         (1)      RESTRICTED UNIT ACCOUNT

                  In the case of Restricted Unit Awards, no shares of Company stock shall be issued to the Grantee at the time the Award is made, and no fund shall be set aside by the Company for the payment of any such Award; but rather the Company shall establish and maintain a separate written account for each Grantee and shall record in such account the number of Restricted Units awarded to such Grantee. Whenever the Company pays a cash dividend upon its Common Stock, there shall be credited to each such Grantee's account an amount equal to the cash dividend paid upon one share of Common Stock for each Restricted Unit then in his or her account (hereinafter referred to as "Dividend Equivalents").

         (2)      PAYMENT OF RESTRICTED UNITS

                  Each Restricted Unit Award agreement shall specify a date or dates on which payment of the value of vested Restricted Units (and Dividend Equivalents with respect to such vested Restricted Units) in the Grantee's account is to be made. As soon as reasonably practicable after the payment date, the Company shall deliver to the Grantee one share of the Company's Common Stock for each vested Restricted Unit credited to his or her account and cash equal to the vested Dividend Equivalents credited to his or her account; provided, however, that the Committee may, in its absolute discretion, elect to pay the Grantee cash or part cash and part Common Stock in lieu of delivering only Common Stock for the vested Restricted Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such cash payment shall (in respect to each vested Restricted Unit for which a cash payment is to be made) be equal to the Fair Market Value of the Company's Common Stock on the payment date. The shares of Common Stock delivered in payment, in whole or in part, of a Restricted Unit may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Payments to be made hereunder shall, if the Grantee is then deceased, be made to the Grantee's estate or others as may be designated in writing by the Grantee, with the approval of the Committee.

         (3)      DEFERRAL OF PAYMENT

                  The Restricted Unit Award agreement may permit a Grantee to request the payment of vested Restricted Units (and Dividend Equivalents with respect to such Restricted Units) be deferred beyond the payment date specified in the agreement. It shall be at the Committee's sole discretion whether or not to permit such deferment and to specify the terms and conditions, which are not inconsistent with the Plan, to be contained in the agreement. In the event of such deferment, the Committee may determine that interest shall be credited annually on the Dividend Equivalents at a rate to be determined by the Committee. The Committee may also determine to compound such interest.

         (4)      ADJUSTMENTS IN CAPITALIZATION

                  The Committee shall make an appropriate adjustment in the number or kind of Restricted Units then credited to the account or accounts of any Grantee due to changes in the Company's outstanding Common Stock by reason of a merger, consolidation, spin-off or other reorganization, recapitalization, reclassification, stock split, stock dividend, or combination of shares and any such adjustment made by the Committee shall be final and binding upon all Grantees, the Company and all other interested persons.

         (5)      NO TRUST FUND

                  Grantees of Restricted Unit Awards shall not have any interest in any fund or specific asset of the Company by reason of such Award. No trust fund shall be created in connection with the Plan or any Restricted Unit Award thereunder, and there shall be no required funding of amounts which may become payable under any such Award.

(f)      VESTING OF AWARDS

                  Shares awarded as Restricted Stock Awards and units awards as Restricted Unit Awards (including Dividend Equivalents with respect to such Restricted Unit Awards) shall vest at such time or time and on such terms, conditions and performance criteria, as the Committee may determine; provided, however, that (i) no such shares or units shall vest until 12 months from the date of Award and (ii) the vesting of such shares or units shall occur only if the Grantee on the date of the vesting is then and has continuously been an Employee from the date of the Award. In the event of Termination of Employment as a result of the death or Total Disability of a Grantee, the Committee, in its absolute discretion, may determine that the unvested portion of some or all shares awarded to him or her as Restricted Stock Awards and some or all units awarded to him or her as Restricted Unit Awards (including unvested Dividend Equivalents) shall thereupon immediately vest. The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to accelerate the vesting of shares awarded as Restricted Stock Awards and units awarded as Restricted Unit Awards (including unvested Dividend Equivalents).

                          6 -- MISCELLANEOUS PROVISIONS

(a)      OPTIONS AND AWARDS NOT TRANSFERABLE

                  All rights with respect to an Option or Award shall be available during the lifetime of the Optionee or Grantee only to him or her. No Option or Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or if permitted by the Committee, to the limited extent provided in the rest of this Section 6(a). Pursuant to such procedures as the Committee may designate from time to time, an Optionee or Grantee may name a beneficiary or beneficiaries to whom any vested but unpaid Option or Award shall be transferred in the event of the death of the Optionee or Grantee. Each beneficiary designation shall revoke all prior designations and shall be effective only if given in a form and manner acceptable to the Committee. A beneficiary designation shall not be effective unless it is a bona fide bequest which is not made for consideration.

(b)      EMPLOYMENT

                  Nothing in the Plan or in any Option or Award shall confer upon any Employee the right to continue in the employ of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and Affiliates to discharge any Employee at any time for any reason whatsoever, with or without good cause.

(c)      SATISFACTION OF TAX WITHHOLDING REQUIREMENTS

                  Whenever an Optionee or Grantee is required to pay to the Company an amount required to be withheld under applicable federal and state income tax laws in connection with receipt of shares of the Company's Common Stock upon exercises of Options or Awards, the Committee may, in its absolute discretion, permit the Optionee or Grantee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of the Company's Common Stock having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state and local marginal income tax rates applicable to the Optionee or Grantee with respect to the exercise of the Option or Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions:
(1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934 will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Option or Award (except that this limitation will not apply in the event the death or disability of the Optionee or Grantee occurs prior to the expiration of the six-month period), and
(2) the election must be made either at least six months before the Tax Date or within a ten-day "window period" beginning on the third day following the release of the Company's quarterly or annual summary statement of sales and earnings.

(d)      EFFECT OF A CHANGE OF CONTROL

                  Notwithstanding the provisions of Sections 5(d)(1) and 5(f), but subject to the provisions of Section 1(o) (regarding Grantees who have incurred a Termination of Employment), immediately upon the occurrence of a Change of Control, each Award (or portion thereof) which is then outstanding but unvested, shall vest.

(e)      AMENDMENT, SUSPENSION, OR TERMINATION OF THE PLAN

                  The Board or the Committee, each in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason. However, only if and to the extent required to maintain the Plan's qualification under Rule 16b-3, any such amendment shall be subject to stockholder approval. In addition, as required by Rule 16b-3, the provisions of
Section 7 regarding the formula for determining the amount, exercise price, and timing of Nonemployee Director Options shall in no event be amended more than once every six months, other than to comport with changes in the Code and/or ERISA. (ERISA is not applicable to the Plan.) Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee or the Grantee, alter or impair any rights or obligations under any Option or Award theretofore granted. No Option or Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option intended to be an Incentive Stock Option be granted under this Plan after January 26, 2004.

(f)      EFFECT UPON OTHER COMPENSATION PLANS

                  The adoption of this Plan shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Affiliate and this Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Employees of the Company or any Affiliates.

(g)      TITLES

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                           7 -- NONEMPLOYEE DIRECTORS

(a)      GRANTING OF OPTIONS

                  (i) For purposes of this Section 7(a), the term "Daily Mean" shall mean the mean between the highest and lowest sale prices of the Company's Common Stock quoted in the New York Stock Exchange Composite Transactions Index for the date in question, as published in The Wall Street Journal.

                  (ii) For purposes of this Section 7(a), the term "Window Period" shall mean the period of ten business days which begins on the third business day following the release of the Company's summary statement of sales and earnings for the immediately preceding fiscal year, and which ends on the twelfth business day following such release.

                  (iii) For purposes of this Section 7(a), the term "Grant Date" shall mean the latest business day during a Window Period on which the Daily Mean for that date equals or most closely approximates the arithmetic mean of all of the Daily Means for all of the business days during the Window Period.

                  (iv) Each Nonemployee Director who is a Nonemployee Director on January 27, 1994 and is such as of the next occurring Grant Date, automatically will receive, as of such Grant Date only, an Option to purchase 1,500 shares of Common Stock..

                  (v) Each Nonemployee Director who becomes a Nonemployee Director after January 27, 1994 and who is such as of the next occurring Grant Date, automatically will receive, as of such Grant Date only, an Option to purchase 1,500 shares of Common Stock.

                  (vi) Each continuing Nonemployee Director (i.e., a Nonemployee Director who, pursuant to Section 7(a)(iv) or (v), has received an initial grant of an Option to purchase 1,500 shares of Common Stock) automatically will receive, on each subsequent Grant Date on which the Nonemployee Director is such, an Option to purchase 1,500 shares of Common Stock.

(b)      TERMS OF OPTIONS

         (1)      OPTION AGREEMENT

                  Each Option shall be evidenced by a written stock option agreement which shall be executed by the Optionee and the Company.

         (2)      OPTION PRICE

                  The price of the shares subject to each Option shall be the Fair Market Value for such shares on the date that the Option is granted.

         (3)      EXERCISABILITY

                  Each Option shall be exercisable in full commencing six months after the date that the Option is granted, provided that each Option granted during 1994 shall be exercisable in full commencing six months after the 1994 Annual Meeting of Stockholders.

         (4)      EXPIRATION OF OPTIONS

                  (A) Each Option shall terminate upon the first to occur of the events listed in subparagraph (B) of this Section 7(b)(4).

                  (B) (i) The expiration of ten years and one month from the date the Option was granted, subject to the provisions of clause (v), below; or

                           (ii) The  expiration of three months from the date of
                  the Optionee's termination of service as a Director, unless such termination of service results from the Optionee's death, Total Disability or Retirement, subject to the provisions of clause (v) below;

                           (iii) The  expiration of three years from the date of
                  the Optionee's termination of service as a Director by reason of Total Disability, subject to the provisions of clause (v) below;

                            (iv) The  expiration of three years from the date of
                  the Optionee's Retirement, subject to the provisions of clause
                  (v) below; or

                            (v) The  expiration of one year from the date of the
                  Optionee's death, if such death occurs while the Optionee is a Director or within the three-month or three-year period referred to in (ii), (iii) or (iv), above.

         (5)      ADJUSTMENTS IN OUTSTANDING OPTIONS

                  The number of shares and price per share of each Option, and the number of shares subject to each grant provided by this Section 7 shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company.

                  If the Company shall be the surviving corporation in any merger or consolidation, each Option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that Option would have been entitled. A dissolution or liquidation of the company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each Option to terminate, unless the agreement of merger or consolidation shall otherwise provide.

         (6)      INCENTIVE STOCK OPTIONS

                  Options shall not be designated as Incentive Stock Options.

         (7)      OTHER TERMS

                  All provisions of the Plan not inconsistent with this Section 7 shall apply to Options granted to Nonemployee Directors; provided, however, that Section 4(c)(4) (relating to the settlement of Options in cash), and Section 5 (relating to Awards) shall be inapplicable with respect to Nonemployee Directors.

(c)      ADMINISTRATION

                  Notwithstanding the provisions of Section 2, the Committee shall exercise no discretion with respect to interpretation or administration of this Section 7 or of Options granted under this Section 7.

                  Section 7 shall be administered by the Board. The Board shall have the power to construe Section 7, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of Section 7 as it may deem desirable.

                  The interpretation and construction by the Board of any provision of Section 7 or of any Option granted thereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to this Section 7 or any Option granted thereunder.

                  The interpretation and construction by the Board of any provision of Section 7 or of any option granted thereunder shall be final. No member of the Board shall be liable for any action or determination made in good faith with respect to this Section 7 or any Option granted thereunder.

(d)      APPLICATION OF SECTION

                  The provisions of this Section 7 shall be applicable only to Options granted pursuant to this
Section 7.